Exhibiut 4.1

           WESTERN MASSACHUSETTS ELECTRIC COMPANY

                             and

                    THE BANK OF NEW YORK,

                         as TRUSTEE

                  _________________________

                SECOND SUPPLEMENTAL INDENTURE

                Dated as of September 1, 2004



                Supplemental to the Indenture
                dated as of September 1, 2003


              Senior Notes, Series B, Due 2034













     SECOND SUPPLEMENTAL INDENTURE, dated as of September 1, 2004, between WESTERN MASSACHUSETTS ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the State of New York, as Trustee under the Original Indenture referred to below (the "Trustee").

                   RECITALS OF THE COMPANY

     The Company has heretofore executed and delivered to the Trustee an indenture dated as of September 1, 2003 (the "Original Indenture"), to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the "Senior Notes"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture.

     Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, (a) the purpose of establishing the form and terms of the Senior Notes of any series as permitted in Sections 201 and 301 of the Original Indenture, and (b) changing the provisions of the Original Indenture as they apply to any series created by such supplemental indenture.

     The Company has heretofore executed and delivered to the Trustee the following Supplemental Indenture for the purpose of creating the following series of bonds:

     Date                 Series                   Amount

September 1, 2003         Senior Notes, Series A,  $55,000,000
                          Due 2013

     The Company desires to create a new series of the Senior Notes in an aggregate principal amount of up to $50,000,000 to be designated the "Senior Notes, Series B,
Due 2034" (the "Notes"), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this Second Supplemental
Indenture has been duly taken.

     All acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original
Indenture and this Second Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE
WITNESSETH:

     That in consideration of the premises and of the acceptance and purchase of the Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders of the Notes, as follows:

                         ARTICLE ONE

                         Definitions

     The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and form of the Notes attached hereto as Exhibit A.

                         ARTICLE TWO

 Terms and Issuance of the Senior Notes, Series B, Due 2034

SECTION 201.   Issue of Notes.

     A series of Senior Notes which shall be designated the "Senior Notes, Series B, Due 2034" shall be executed, authenticated and delivered from time to time in accordance with the provisions of, and shall in all respects be subject to, the terms and conditions and covenants of, the Original Indenture and this Second Supplemental Indenture (including the form of the Note attached hereto as Exhibit A). The aggregate principal amount of the Notes which will initially be authenticated and delivered under this Second Supplemental Indenture shall be $50,000,000. Additional Senior Notes, without limitation as to amount, having substantially the same terms as the Notes (except a different issue date, issue price and bearing interest from the last Interest Payment Date to which interest has been paid or duly provided for on the Outstanding Notes, and, if no interest has been paid, from March 15, 2005), may also be issued by the Company pursuant to this Second Supplemental Indenture without the consent of the existing Holders of the Notes. Such additional Notes shall be part of the same series as the Outstanding Notes.

SECTION 202.   Form of Notes; Incorporation of Terms.

     The Notes shall be in substantially the form set forth in Exhibit A attached hereto. The terms of the Notes contained in such form are hereby incorporated herein by reference and are made a part of this Second Supplemental
Indenture.

SECTION 203.   Global Security; Depositary for Global Securities.

     The Notes shall be issued initially in the form of a Global Security. The Depositary for any Global Securities of the series of which the Notes are a part shall be The
Depository Trust Company, New York, New York.

SECTION 204.   Restrictions on Liens.

     The provisions of Section 1007 of the Original
Indenture shall be applicable to the Notes.

SECTION 205.   Sale and Leaseback Transactions.

     The provisions of Section 1012 of the Original
Indenture shall be applicable to the Notes.

SECTION 206.   Place of Payment.

     The Place of Payment in respect of the Notes shall be at the Corporate Trust Office, which, at the date hereof, is located at 101 Barclay Street, Floor 8W, New York, NY 10286,
Attention:  Corporate Trust Administration.

                        ARTICLE THREE

                        Miscellaneous

SECTION 301.   Execution as Supplemental Indenture.

     This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original
Indenture, this Second Supplemental Indenture forms a part thereof.

SECTION 302.   Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 303.   Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 304.   Successors and Assigns.

     All covenants and agreements by the Company in this Second Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

SECTION 305.   Separability Clause.

     In case any provision in this Second Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 306.   Benefits of Second Supplemental Indenture.

     Nothing in this Second Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

SECTION 307.   Recitals.

     The Trustee shall have no responsibility for the recitals contained in this Second Supplemental Indenture, all of which shall be taken as the statements of the Company, or for the validity or sufficiency of this Second
Supplemental Indenture.

SECTION 308.   Governing Law.

     This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 309.   Execution and Counterparts.

     This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

                           WESTERN MASSACHUSETTS ELECTRIC
                                  COMPANY


                           By: /s/ Randy A. Shoop
                                  Name: Randy A. Shoop
                                  Title:  Assistant
                                          Treasurer - Finance



                           THE BANK OF NEW YORK,
                           as Trustee


                           By: /s/  Geovanni Barris
                               Name: Geovanni Barris
                               Title:   Vice President




STATE OF CONNECTICUT     )
                         )  ss.:
COUNTY OF  HARTFORD      )

On the 21st day of September, 2004, before me personally came Randy A. Shoop, to me known, who, being by me duly sworn, did depose and say that he is the Assistant Treasurer
- Finance of Western Massachusetts Electric Company, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                   /s/ Lisa Barlow
                                   Notary Public Information
                                   My commission expires: 3/31/06



STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )

On the 22nd day of September, 2004, before me personally came Geovanni Barris, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The Bank of New York, a New York banking corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                 /s/ Robert Hirsch
                                 Notary Public Information

                                 Robert Hirsch
                                 Notary Public, State of New York
                                 No. 01H16076679
                                 Qualified in Rockland County
                                 Commission Expires: July 1, 2006




Exhibit 4.2

                                             EXHIBIT A

              [Form of Face of Global Security]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING
OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED
IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.
THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN
THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS
NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A
TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A
NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY
TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY
BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Western Massachusetts Electric Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



           WESTERN MASSACHUSETTS ELECTRIC COMPANY

              SENIOR NOTES, SERIES B, DUE 2034

CUSIP NO. 958587 BE 6

No. 1                                           $50,000,000

     WESTERN MASSACHUSETTS ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Company" which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Fifty Million Dollars ($50,000,000) on September 15, 2034 (the "Final Maturity"), and to pay interest thereon from the date of original issuance of the Notes or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing March 15, 2005, at the rate of 5.90% per annum, until the principal hereof is paid or made available for payment and at the rate of 5.90% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest.

     The amount of interest payable for any period other than a complete interest payment period will be computed on the basis of a 360-day year consisting of twelve thirty day months and, for any period shorter than a full month, on the basis of the actual number of days elapsed in such period. In any case where any Interest Payment Date, Stated Maturity or Redemption Date is not a Business Day, then payment of principal and interest, if any, or principal and premium, if any, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A "Business Day" shall mean any day, except a Saturday, a Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be (1) the Business Day next preceding such Interest Payment Date if this Security remains in book-entry only form or (2) the 15th calendar day (whether or not a Business Day) next preceding such Interest Payment Date if this Security does not remain in book-entry only form. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This Security has initially been issued in the form of a Global Security, and the Company has initially designated The Depository Trust Company, New York, New York (the "Depositary," which term shall include any successor depositary) as the Depositary for this Security. For as long as this Security or any portion hereof is issued in such form, and notwithstanding the previous paragraph, all payments of interest, principal and other amounts in respect of this Security or portion thereof shall be made to the Depositary or its nominee in accordance with its applicable policies and procedures, in the coin or currency specified above and as further provided on the reverse hereof.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            [Form of Reverse of Global Security]

           WESTERN MASSACHUSETTS ELECTRIC COMPANY

              SENIOR NOTES, SERIES B, DUE 2034

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 1, 2003 as amended and supplemented from time to time and as supplemented by the First Supplemental Indenture dated as of September 1, 2003 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under Indenture), as to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $50,000,000. The provisions of this Security, together with the provisions of the Indenture, shall govern the rights, obligations, duties and immunities of the Holder, the Company and the Trustee with respect to this Security, provided that, if any provision of this Security conflicts with any provision of the Indenture, the provision of this Security shall be controlling to the fullest extent permitted under the Indenture.

     The Securities of this series are subject to redemption upon not less than thirty (30) or more than sixty (60) days' notice by mail to the Holders of such securities at their addresses in the Security Register, at the option of the Company, in whole or in part, from time to time at a Redemption Price equal to the principal amount of the Securities being redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date, plus the Make-Whole Premium. The "Make-Whole Premium" means an amount equal to the excess, if any, of (i) the present value of all interest and principal payments scheduled to become due after the Redemption Date on the Securities being redeemed (such present value to be determined on the basis of a discount rate equal to the sum of (a) the Treasury Rate and
(b) 15 basis points), over (ii) the principal amount of the Securities being redeemed. The "Treasury Rate" means, with respect to any redemption of Securities, the yield to maturity at the time of computation of United States Treasury securities with a final maturity (as compiled and published in the most recent Federal Reserve Statistical Release H. 15(519) which has become publicly available at least two Business Days in New York prior to the Redemption Date (or, if such statistical release is no longer published, any publicly available source or similar market data)) most nearly equal to the remaining average life on the Redemption Date of the Securities being redeemed; provided, however, that if the period from the Redemption Date to the maturity date of the Securities being redeemed is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

     Except as otherwise provided in the Indenture, if notice has been given as provided in the Indenture and funds for the redemption of any Securities (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities of this series will not be subject to any sinking fund.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the time, place and rate, and in the coin or currency, herein prescribed.

     This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of the series of which this Security is a part. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     For so long as this Security is issued in the form of a Global Security, neither the Company nor the Trustee will have any responsibility with respect to the policies and procedures of the Depositary or for any notices or other communications among the Depositary, its direct and indirect participants or the beneficial owners of this Security.

     Neither the failure to give any notice nor any defect in any notice given to the Holder of this Security or any other Security of this series will affect the sufficiency of any notice given to any other Holder of any Securities of this series.

     The Indenture provides that the Company, at its option
(a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal of, and premium, if any, and interest, if any, on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

     No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any trustee, incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     This Security shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security not defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.



     IN WITNESS WHEREOF, Western Massachusetts Electric
Company has caused this instrument to be duly executed.

Dated: September 23, 2004



WESTERN MASSACHUSETTS ELECTRIC
       COMPANY



By: /s/ David R. McHale
       Name: David R. McHale
       Title:    Vice President and Treasurer



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

Dated: September 23, 2004

THE BANK OF NEW YORK,
as Trustee



By:  /s/ Geovannni Barris
     Authorized Signatory